Exhibit 99.2

BANKFINANCIAL CORPORATION
THIRD QUARTER 2018
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.97%	1.18%	0.90%	0.24%	0.88%
Return on equity (ratio of net income to average equity) (1)	7.68	9.39	7.13	1.97	7.07
Net interest rate spread (1)	3.30	3.31	3.38	3.26	3.10
Net interest margin (1)	3.51	3.49	3.53	3.41	3.23
Efficiency ratio	64.84	63.55	68.40	62.37	72.19
Noninterest expense to average total assets (1)	2.45	2.61	2.52	2.28	2.51
Average interest–earning assets to average interest–bearing liabilities	133.23	133.62	132.29	131.68	131.23
Number of full service offices	19	19	19	19	19
Employees (full time equivalents) (2)	245	250	237	236	238

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$12,473	$11,738	$10,613	$13,572	$10,620
Interest-bearing deposits in other financial institutions	74,461	80,457	81,963	114,020	115,041
Securities, at fair value	103,921	112,452	102,661	93,383	98,787
Loans receivable, net	1,267,787	1,287,823	1,277,553	1,314,651	1,335,631
Other real estate owned, net	985	1,187	1,802	2,351	3,569
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,026	8,311	8,290	8,290	8,290
Premises held-for-sale	—	—	5,581	5,667	—
Premises and equipment, net	24,473	24,441	24,628	24,856	30,774
Intangible assets	123	143	164	286	408
Bank owned life insurance	18,781	18,746	22,925	22,859	22,790
Deferred taxes	8,911	10,199	11,363	12,563	20,214
Other assets	12,543	12,001	12,386	13,060	8,145
Total assets	$1,532,484	$1,567,498	$1,559,929	$1,625,558	$1,654,269

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,295,770	$1,295,853	$1,278,007	$1,340,051	$1,371,089
Borrowings	21,232	50,901	60,983	60,768	60,928
Other liabilities	23,399	26,516	22,587	27,105	22,474
Total liabilities	1,340,401	1,373,270	1,361,577	1,427,924	1,454,491
Stockholders’ equity	192,083	194,228	198,352	197,634	199,778
Total liabilities and stockholders’ equity	$1,532,484	$1,567,498	$1,559,929	$1,625,558	$1,654,269
(1)Annualized

(2)	Second quarter 2018 full time equivalents employees include summer interns. These employees typically work from May through August.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$15,373	$15,020	$14,748	$15,047	$14,121
Total interest expense	2,408	2,039	1,727	1,742	1,615
Net interest income before provision (recovery)	12,965	12,981	13,021	13,305	12,506
Provision for (recovery of) loan losses	(23)	23	(258)	(72)	(225)
Net interest income	12,988	12,958	13,279	13,377	12,731
Noninterest income	1,570	3,094	1,539	1,634	1,623
Noninterest expense	9,425	10,215	9,959	9,318	10,200
Income before income tax	5,133	5,837	4,859	5,693	4,154
Income tax expense (1)	1,396	1,207	1,300	4,702	594
Net income	$3,737	$4,630	$3,559	$991	$3,560
Basic earnings per common share	$0.22	$0.26	$0.20	$0.06	$0.20
Diluted earnings per common share	$0.22	$0.26	$0.20	$0.06	$0.20

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$1,003	$989	$978	$989	$1,018
Loan fee income	71	90	70	114	89
Commercial mortgage brokerage fees	12	85	41	—	—
Residential mortgage banking fees	34	24	30	43	41
Loss on sales of equity securities	—	(14)	—	—	—
Gain on disposition of premises and equipment	—	93	—	—	—
Trust insurance commissions and annuities income	207	250	213	267	210
Earnings on bank owned life insurance	35	45	66	69	67
Bank-owned life insurance death benefit	—	1,389	—	—	—
Other	208	143	141	152	198
Total noninterest income	$1,570	$3,094	$1,539	$1,634	$1,623

Noninterest Expense
Compensation and benefits	$5,120	$5,790	$5,322	$4,975	$5,330
Office occupancy and equipment	1,629	1,662	1,731	1,709	1,693
Advertising and public relations	194	274	143	197	167
Information technology	717	708	641	673	638
Supplies, telephone, and postage	341	396	333	339	337
Amortization of intangibles	20	21	122	122	123
Nonperforming asset management	60	51	202	125	84
Loss (gain) on sales of other real estate owned	(12)	47	21	(55)	69
Valuation adjustments of other real estate owned	1	1	25	32	227
Operations of other real estate owned	70	87	115	85	107
FDIC insurance premiums	115	104	119	125	150
Other	1,170	1,074	1,185	991	1,275
Total noninterest expense	$9,425	$10,215	$9,959	$9,318	$10,200
(1)    2017 Q4 income tax expense includes valuation of $2.5 million related to Tax Cuts and Jobs Act of 2017.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$77,591	$84,048	$92,056	$97,814	$105,186
Multi–family mortgage	581,880	571,886	578,144	588,383	576,425
Nonresidential real estate	148,010	155,627	163,856	169,971	176,301
Construction and land	1,130	1,316	1,328	1,358	2,827
Commercial loans	167,547	163,925	162,564	152,552	147,079
Commercial leases	297,103	316,555	285,222	310,076	333,120
Consumer	1,416	1,469	1,494	1,597	1,747
	1,274,677	1,294,826	1,284,664	1,321,751	1,342,685
Net deferred loan origination costs	1,213	1,176	1,230	1,266	1,320
Allowance for loan losses	(8,103)	(8,179)	(8,341)	(8,366)	(8,374)
Loans, net	$1,267,787	$1,287,823	$1,277,553	$1,314,651	$1,335,631

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$1,290	$987	$964	$1,103	$1,654
Multi–family mortgage	31,633	21,838	14,339	26,830	40,695
Nonresidential real estate	1,166	1,310	2,011	2,311	2,462
Construction and land	—	—	—	—	646
Commercial loans	164,974	164,048	150,804	100,667	90,617
Commercial leases	27,296	77,744	20,771	42,700	27,199
Consumer	695	672	584	781	1,002
	$227,054	$266,599	$189,473	$174,392	$164,275
Weighted average rate	5.96%	5.62%	5.61%	5.12%	4.77%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$7,135	$8,959	$6,453	$7,611	$11,931
Multi–family mortgage	19,804	27,911	24,524	14,998	19,966
Nonresidential real estate	8,890	9,499	8,148	9,577	3,658
Construction and land	184	15	31	31	67
Commercial loans	161,359	162,544	140,449	94,996	71,481
Commercial leases	46,885	47,417	45,790	65,707	57,061
Consumer	762	704	631	732	1,159
	$245,019	$257,049	$226,026	$193,652	$165,323
Weighted average rate	5.56%	5.28%	4.97%	4.67%	4.30%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.

(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$1,369	$1,538	$1,589	$2,027	$2,234
Multi–family mortgage	102	92	369	363	371
Consumer loans	—	6	—	—	—
Nonaccrual loans	1,471	1,636	1,958	2,390	2,605

Other real estate owned:
One–to–four family residential real estate	634	833	935	827	1,748
Multi–family real estate	276	276	—	—	—
Nonresidential real estate	74	74	863	1,520	1,551
Land	1	4	4	4	270
Other real estate owned	985	1,187	1,802	2,351	3,569

Nonperforming assets	$2,456	$2,823	$3,760	$4,741	$6,174

Asset Quality Ratios
Nonperforming assets to total assets	0.16%	0.18%	0.24%	0.29%	0.37%
Nonperforming loans to total loans	0.12	0.13	0.15	0.18	0.19
Nonperforming commercial-related loans to total commercial-related loans (1)	0.01	0.01	0.03	0.03	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	1.73	1.81	1.70	2.04	2.09
Allowance for loan losses to nonperforming loans	550.85	499.94	426.00	350.04	321.46

Concentrations of Credit
Commercial Real Estate for FFIEC Concentration Limits	$697,843	$694,555	$706,488	$721,587	$723,797
% FFIEC Total Capital	378.64%	378.45%	370.18%	382.64%	392.91%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$357,947	$299,138	$353,686	$365,713	$330,181
% FFIEC Total Capital	194.22%	162.99%	185.32%	193.93%	179.24%

Commercial Leases - Investment Grade	$181,131	$197,746	$186,052	$207,460	$230,931
Commercial Leases - Other	115,972	118,809	99,170	102,616	102,189

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$409	$295	$362	$295	$297
Multi–family mortgage	310	218	222	225	480
Nonresidential real estate	99	100	149	154	162
Commercial loans	4,699	3,820	2,258	2,248	982
Consumer	10	1	—	—	—
	$5,527	$4,434	$2,991	$2,922	$1,921

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,179	$8,341	$8,366	$8,374	$8,122
Charge offs:
One–to–four family residential real estate	(84)	(33)	(97)	(36)	(89)
Multi–family mortgage	—	(35)	—	—	(7)
Commercial loans	—	(140)	—	—	—
Consumer	(6)	(1)	—	(3)	(7)
	(90)	(209)	(97)	(39)	(103)
Recoveries:
One–to–four family residential real estate	25	6	99	45	15
Multi–family mortgage	8	10	8	8	11
Nonresidential real estate	—	—	—	7	10
Construction and land loans	2	—	—	—	—
Commercial loans	2	2	223	42	542
Commercial leases	—	5	—	—	2
Consumer	—	1	—	1	—
	37	24	330	103	580
Net (charge–offs) recoveries	(53)	(185)	233	64	477
Provision for (recovery of ) loan losses	(23)	23	(258)	(72)	(225)
Ending balance	$8,103	$8,179	$8,341	$8,366	$8,374

Allowance for loan losses to total loans	0.64%	0.63%	0.65%	0.63%	0.62%
Net (charge–off) recovery ratio (1)	(0.02)	(0.06)	0.07	0.02	0.14

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$225,446	$229,717	$232,593	$234,354	$231,049
Interest–bearing NOW accounts	283,561	281,603	283,311	289,657	283,411
Money market accounts	266,070	281,493	290,575	299,581	301,905
Savings deposits	155,232	158,731	160,093	160,501	158,696
Certificates of deposits - retail	275,160	251,974	232,910	224,401	219,478
Certificates of deposits - wholesale	90,301	92,335	78,525	131,557	176,550
	$1,295,770	$1,295,853	$1,278,007	$1,340,051	$1,371,089

SELECTED AVERAGE BALANCES
Total average assets	$1,540,522	$1,565,996	$1,581,833	$1,637,309	$1,624,437
Total average interest–earning assets	1,463,404	1,492,824	1,496,682	1,549,746	1,535,843
Average loans	1,274,788	1,291,339	1,294,387	1,330,276	1,331,302
Average securities	113,234	107,384	103,928	95,065	108,050
Average stock in FHLB & FRB	8,125	8,411	8,289	8,290	8,290
Average other interest–earning assets	67,257	85,690	90,078	116,115	88,201
Total average interest–bearing liabilities	1,098,424	1,117,188	1,131,372	1,176,898	1,170,322
Average interest–bearing deposits	1,059,929	1,055,228	1,070,635	1,116,057	1,112,210
Average borrowings	38,495	61,960	60,737	60,841	58,112
Average stockholders’ equity	194,745	197,314	199,672	201,604	201,420

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	4.17%	4.04%	4.00%	3.85%	3.65%
Average loans	4.43	4.34	4.33	4.22	3.98
Average securities	2.20	2.04	1.81	1.58	1.43
Average other interest–earning assets	2.28	1.81	1.62	1.60	1.29
Total average interest–bearing liabilities	0.87	0.73	0.62	0.59	0.55
Average interest–bearing deposits	0.85	0.70	0.58	0.55	0.51
Average borrowings	1.34	1.36	1.35	1.35	1.34
Average cost of total deposits	0.70	0.57	0.48	0.45	0.42
Average cost of funds	0.72	0.61	0.52	0.49	0.46
Net interest rate spread	3.30	3.31	3.38	3.26	3.10
Net interest margin	3.51	3.49	3.53	3.41	3.23
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.53%	12.39%	12.72%	12.16%	12.08%
Tangible equity to tangible total assets (end of period)	12.53	12.38	12.71	12.14	12.05
Risk–based total capital ratio	17.40	16.73	17.72	17.06	16.43
Common Tier 1 (CET1)	16.67	16.02	16.98	16.33	15.71
Risk–based tier 1 capital ratio	16.67	16.02	16.98	16.33	15.71
Tier 1 leverage ratio	12.06	11.93	12.03	11.49	11.36
Tier 1 capital	$185,015	$185,836	$189,152	$187,005	$182,683
BankFinancial, NA
Risk–based total capital ratio	16.61%	15.83%	17.13%	16.48%	15.85%
Common Tier 1 (CET1)	15.88	15.12	16.38	15.74	15.13
Risk–based tier 1 capital ratio	15.88	15.12	16.38	15.74	15.13
Tier 1 leverage ratio	11.49	11.26	11.60	11.08	10.94
Tier 1 capital	$176,199	$175,349	$182,464	$180,216	$175,838

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$15.94	$17.65	$16.98	$15.34	$15.89
High	18.08	18.62	17.20	17.00	16.89
Low	15.32	15.07	15.07	14.79	14.66
Common shares outstanding	17,206,303	17,461,088	17,877,223	17,958,723	18,063,623
Book value per share	$11.16	$11.12	$11.10	$11.00	$11.06
Tangible book value per share	$11.16	$11.12	$11.09	$10.99	$11.04
Cash dividends declared on common stock	$0.10	$0.09	$0.08	$0.08	$0.07
Dividend payout ratio	46.65%	34.20%	40.35%	145.59%	35.69%
Stock repurchases	$4,103	$7,167	$1,323	$1,671	$2,581
Stock repurchases – shares	254,785	415,889	81,500	104,900	166,237

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,737	$4,630	$3,559	$991	$3,560
Average common shares outstanding	17,365,679	17,634,190	17,931,579	18,017,708	18,140,599
Unvested restricted stock shares	—	(375)	(940)	(940)	(940)
Weighted average common shares outstanding	17,365,679	17,633,815	17,930,639	18,016,768	18,139,659
Plus: Dilutive common shares equivalents	—	—	461	461	450
Weighted average dilutive common shares outstanding	17,365,679	17,633,815	17,931,100	18,017,229	18,140,109
Basic earnings per common share	$0.22	$0.26	$0.20	$0.06	$0.20
Diluted earnings per common share	$0.22	$0.26	$0.20	$0.06	$0.20

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$5,133	$4,154	$15,829	$10,501
Recovery of loan losses	(23)	(225)	(258)	(15)
	5,110	3,929	15,571	10,486
Adjustments:
Equity-based compensation	—	—	—	1,076
Bank-owned life insurance death benefit	—	—	(1,389)	—
Nonperforming asset management	60	84	313	215
Loss (gain) on sale of other real estate owned	(12)	69	56	100
Valuation adjustments of other real estate owned	1	227	27	301
Operations of other real estate owned	70	107	272	460
Adjustments	119	487	(721)	2,152
Pre–tax pre–provision earnings from adjusted operations	$5,229	$4,416	$14,850	$12,638

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	1.36%	1.09%	1.27%	1.05%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2018			2017
	IIIQ	IIQ	IQ	IVQ	IIIQ
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$5,133	$5,837	$4,859	$5,693	$4,154
Provision for (recovery of) loan losses	(23)	23	(258)	(72)	(225)
	5,110	5,860	4,601	5,621	3,929
Adjustments:
Bank-owned life insurance death benefit	—	(1,389)	—	—	—
Nonperforming asset management	60	51	202	125	84
Loss (gain) on sale of other real estate owned	(12)	47	21	(55)	69
Valuation adjustments of other real estate owned	1	1	25	32	227
Operations of other real estate owned	70	87	115	85	107
	119	(1,203)	363	187	487
Pre–tax pre–provision earnings from adjusted operations	$5,229	$4,657	$4,964	$5,808	$4,416

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	1.36%	1.19%	1.26%	1.42%	1.09%

(1)	Annualized